Registration No. 33-
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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                           -----------------------

                                 FORM S-8

                          REGISTRATION STATEMENT
                                   UNDER
                       THE SECURITIES ACT OF 1933
                       ---------------------------


                            FORD MOTOR COMPANY
          (Exact name of registrant as specified in its charter)

            Delaware                            38-0549190
(State or orther jurisdiction of              (I.R.S. Employer
incorporation or organization                Identification No.)

         The American Road
        Dearborn, Michigan                        48121-1899
(Address of principal executive offices)          (Zip Code)

                        ------------------------

      FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS PLAN FOR HOURLY EMPLOYEES
                       (Full title of the Plan)

                        -------------------------

                          J. M. RINTAMAKI, Esq.
                            Ford Motor Company
                             P. O. Box 1899
                            The American Road
                    Dearborn, Michigan  48121-1899
                             (313) 323-2260
                 (Name, address and telephone number,
              including area code, of agent for service)

                      --------------------------

                   CALCULATION OF REGISTRATION FEE


                                                            Proposed
                                           Proposed         maximum
                                           maximum          aggregate
Title of securities     Amount to be     offering price     offering          Amount of
to be registered        registered*       per share**        price**       registration fee
- ---------------------------------------------------------------------------------------------
Common Stock, $1.00     2,000,000
 par value              shares           $29.1875         $ 58,375,000      $20,129.31
=============================================================================================

      *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by the Trustee under the Plan during 1994 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the "when issued" market price of Common Stock of the Company on June 21, 1994 in accordance with Rule 457(c) under the Securities Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                           FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                                   PLAN FOR HOURLY EMPLOYEES
                                    ______________________

                  INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 33-50238, 33-36043, 33-19036 and 2-95018 are incorporated herein by reference.

                                   ____________________


                       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. Exhibits.
Exhibit 4.A                 Ford Motor Company Tax-Efficient Savings Plan for Hourly
                            Employees.  Filed as Exhibit 4(C) to Registration Statement
                            No. 33-19036 and incorporated herein by reference.

Exhibit 4.B                 Copy of Trust Agreement dated as of January 1, 1985 between
                            Ford Motor Company and Comerica Bank (formerly Manufacturers
                            National Bank of Detroit), as Trustee.  Filed as Exhibit
                            4(D) to Registration Statement No. 33-19036 and incorporated herein by reference.

Exhibit 4.C                 Copy of Group Annuity Contract effective January 1, 1991
                            between The Prudential Insurance Company of America and
                            Comerica Bank (formerly Manufacturers National Bank of
                            Detroit), as Trustee.  Filed as Exhibit 4(I) to Registration
                            Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.D                 Copy of Group Annuity Binder Contract effective January 1, 1991 between Metropolitan Life Insurance Company and Comerica
                            Bank (formerly Manufacturers National Bank of Detroit), as
                            Trustee.  Filed as Exhibit 4(J) to Registration Statement
                            No. 33-50194 and incorporated herein by reference.

Exhibit 4.E                 Copy of Group Annuity Contract effective January 1, 1992
                            between The Prudential Insurance Company of America and
                            Comerica Bank (formerly Manufacturers National Bank of
                            Detroit), as Trustee.  Filed as Exhibit 4(K) to Registration
                            Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.F                 Copy of Letter Agreement effective February 1, 1993 between
                            Lehman Government securities, Inc. and Comerica Bank, as
                            Trustee.  Filed as Exhibit 4.J to Registration Statement No.
                            33-54275 and incorporated herein by reference.

Exhibit 4.G                 Copy of Group Annuity Contract effective January 1, 1994
                            between The Prudential Insurance Company of America and
                            Comerica Bank, as Trustee.  Filed as Exhibit 4.J to
                            Registration Statement No. 33-54275 and incorporated
                            herein by reference.

                                           -1-

Exhibit 5.A                 Opinion of J. M. Rintamaki, Secretary and Assistant General
                            Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with
                            this Registration Statement.

Exhibit 5.B                 Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                            Revenue Code.  Filed as Exhibit 5 to Registration Statement
                            No. 33-36043 and incorporated herein by reference.

Exhibit 15                  Letter from Independent Certified Public Accountants
                            regarding unaudited interim financial information.  Filed
                            with this Registration Statement.

Exhibit 23                  Consent of Independent Certified Public Accountants.  Filed
                            with this  Registration Statement.

Exhibit 24.A                Powers of Attorney authorizing signature.  Filed as Exhibit
                            24.A to Registration Statement No. 33-54275 and incorporated herein by reference.

Exhibit 24.B                Certified resolution of Board of Directors authorizing
                            signature pursuant to a power of attorney.  Filed as Exhibit
                            24.B to Registration Statement No. 33-54275 and incorporated herein by reference.



                                  SIGNATURES


   The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 23rd day of June, 1994.


                               FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS PLAN FOR HOURLY EMPLOYEES


                               By:/s/P. T. Zachary
                                     P. T. Zachary, Chairman
                                     Tax-Efficient Savings Plan Committee

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 23rd day of June, 1994.


                                     FORD MOTOR COMPANY

                                     By:  Alex Trotman*
                                         (Alex Trotman)
                                          Chairman of the Board of Directors


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                       Title                                Date
- ---------                       -----                                ----
                                Director and Chairman of the
                                Board of Directors, President
                                and Chief Executive Officer
Alex Trotman*                   (principal executive officer)         June 23, 1994
(Alex Trotman)



Colby H. Chandler*              Director                              June 23, 1994
(Colby H. Chandler)



Michael D. Dingman*             Director                              June 23, 1994
(Michael D. Dingman)


                                Director and Vice
                                President, Ford Motor Company,
                                and Director and President
                                and Chief Operating Officer,
Edsel B. Ford II*               Ford Motor Credit Company             June 23, 1994
(Edsel B. Ford II)


                                Director and Chairman
William Clay Ford*              of the Finance Committee              June 23, 1994
(William Clay Ford)

                                        -4-

Signature                       Title                                 Date
- ---------                       -----                                 ----
                                Director and
                                Vice President -
                                Commercial Truck
William Clay Ford, Jr.*         Vehicle Center                        June 23, 1994
(William Clay Ford, Jr.)


                                Director and
Allan D. Gilmour*               Vice Chairman                         June 23, 1994
(Allan D. Gilmour)



Roberto C. Goizueta*             Director                             June 23, 1994
(Roberto C. Goizueta)



Irvine O. Hockaday, Jr.*         Director                             June 23, 1994
(Irvine O. Hockaday, Jr.)



                                 Director                             June 23, 1994
(Drew Lewis)



Ellen R. Marram*                 Director                             June 23, 1994
(Ellen R. Marram)



Kenneth H. Olsen*                Director                             June 23, 1994
(Kenneth H. Olsen)



Carl E. Reichardt*               Director                             June 23, 1994
(Carl E. Reichardt)


                                 Director and Vice Chairman
Louis R. Ross*                   and Chief Technical Officer          June 23, 1994
(Louis R. Ross)

                                  Director and Executive
                                  Vice President and
                                  Chief Financial Officer
Stanley A. Seneker*               (principal financial officer)       June 23, 1994
(Stanley A. Seneker)

                                     -5-


Signature                         Title                               Date
- ---------                         -----                               ----


                                  Director                            June 23, 1994

(Clifton R. Wharton, Jr.)

                                  Vice President -- Controller        June 23, 1994
Murray L. Reichenstein*           (principal accounting officer)
(Murray L. Reichenstein)






*By:/s K. S. Lamping
      (K. S. Lamping,
        Attorney-in-Fact)


                              EXHIBIT INDEX
                                                                                 Sequential Page at which
                                                                                 Found (or Incorporated
                                                                                 by Reference)
                                                                                 ------------------------
Exhibit 4.A               Ford Motor Company Tax-Efficient Savings Plan for
                          Hourly Employees.  Filed as Exhibit 4(C) to
                          Registration Statement No. 33-19036 and incorporated
                          herein by reference.

Exhibit 4.B Copy of Trust Agreement dated as of January 1, 1985 between Ford Motor Company and Comerica Bank
                          (formerly Manufacturers National Bank of Detroit), as
                          Trustee.  Filed as Exhibit 4(D) to Registration
                          Statement No. 33-19036 and incorporated herein by reference.

Exhibit 4.C               Copy of Group Annuity Contract effective January 1,
                          1991 between The Prudential Insurance Company of
                          America and Comerica Bank (formerly Manufacturers
                          National Bank of Detroit), as Trustee.  Filed as
                          Exhibit 4(I) to Registration Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.D               Copy of Group Annuity Binder Contract effective
                          January 1, 1991 between Metropolitan Life Insurance
                          Company and Comerica Bank (formerly Manufacturers
                          National Bank of Detroit), as Trustee.  Filed as
                          Exhibit 4(J) to Registration Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.E               Copy of Group Annuity Contract effective January 1,
                          1992 between The Prudential Insurance Company of
                          America and Comerica Bank (formerly Manufacturers
                          National Bank of Detroit), as Trustee.  Filed as
                          Exhibit 4(K) to Registration Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.F Copy of Letter Agreement effective February 1, 1993 between Lehman Government Securities, Inc. and
                          Comerica Bank, as Trustee.  Filed as Exhibit 4.J to
                          Registration Statement No. 33-54275 and
                          incorporated herein by reference.

Exhibit 4.G               Copy of Group Annuity Contract effective January 1,
                          1994 between The Prudential Insurance Company of
                          America and Comerica Bank, as Trustee.  Filed as
                          Exhibit 4.K to Registration Statement No. 33-54275 and incorporated herein by reference.

                                    -7-

Exhibit 5.A               Opinion of J. M. Rintamaki, Secretary and Assistant
                          General Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5 to
                          Registration Statement No. 33-36043 and incorporated herein by reference.

Exhibit 15 Letter from Independent Certified Public Accountants regarding unaudited interim financial information.
                          Filed with this Registration Statement.

Exhibit 23                Consent of Independent Certified Public Accountants.
                          Filed with this Registration Statement.

Exhibit 24.A              Powers of Attorney authorizing signature.  Filed as
                          Exhibit 24.A to Registration Statement No. 33-54275 and incorporated herein by reference.

Exhibit 24.B Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration
                          Statement No. 33-54275 and incorporated herein by reference.





                                       -8-